Exhibit 10.1

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 19

to

Purchase Agreement No. 3219

between

THE BOEING COMPANY

and
AMERICAN AIRLINES, INC.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 19 (SA-19 is made between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing), and AMERICAN AIRLINES, INC, a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified in such Purchase Agreement;
WHEREAS, Customer and Boeing have previously executed [****] the Purchase Agreement to [****] Customer’s [****] for Boeing Model [****] aircraft ([****]). [****] Aircraft will be [****] between Boeing and Customer. With respect to such Customer [****], Customer and Boeing now agree to replace the existing Exhibit A(R3) with a revised Exhibit A(R4) [****] for Boeing Model [****] aircraft;
WHEREAS, Customer and Boeing agree to revise certain tables, exhibits and letter agreements [****] for the [****];
WHEREAS, Customer and Boeing agree that based on [****], that the [****] a will each [****]; and
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
PA 3219    SA-19        Page 1
BOEING PROPRIETARY

1.Table of Contents.
The Table of Contents referencing SA-18 in the footer is deleted in its entirety and is replaced with the new Table of Contents (attached hereto) referencing SA-19 in the footer. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
2.Tables.
2.1 Table 5(R3). Table 5(R2) entitled “787-9 [****] Aircraft, Aircraft Delivery, Description, Price and Advance Payments” referencing SA-17 in the footer is deleted in its entirety and is replaced with the similarly titled Table 5(R3) (attached hereto) referencing SA-19 in the footer. Table 5(R3) is hereby incorporated into the Purchase Agreement in replacement of Table 5(R2).
2.2     Table 7(R2). Table 7(R1) entitled “[****] 787-9 [****] Aircraft, Aircraft Delivery, Description, Price and Advance Payments” referencing SA-17 in the footer is deleted in its entirety and is replaced with the similarly titled Table 7(R2) (attached hereto) referencing SA-19 in the footer. Table 7(R2) is hereby incorporated into the Purchase Agreement in replacement of Table 7(R1).
3.Exhibit.
Exhibit A(R4). Exhibit A(R3) entitled “Aircraft Configuration Dated as the effective Date of SA-11 relating to Boeing Model [****] Aircraft,” including the list of optional features thereto, referencing SA-11 in the footer is deleted in its entirety and replaced with Exhibit A(R4) entitled “Aircraft Configuration Dated as the effective Date of SA-19 relating to Boeing Model [****] Aircraft” (attached hereto) referencing SA-19 in the footer. Exhibit A(R4) is hereby incorporated into the Purchase Agreement in replacement of Exhibit A(R3).
4.Letter Agreements.
4.1     Letter Agreement AAL-PA-03219-1804779, entitled “[****],” including Attachments A and B thereto, referencing SA-11 in the footer is deleted in its entirety and replaced with the similarly titled Letter Agreement AAL-PA-03219-1804779R1, including Attachments A and B thereto (attached hereto) referencing SA-19 in the footer. Letter Agreement AAL-PA-03219-1804779R1, including Attachments A and B thereto is hereby incorporated into the Purchase Agreement in replacement of AAL-PA-03219-1804779, including Attachments A and B.
4.2     Letter Agreement AAL-PA-03219-2302901 entitled “[****]” is hereby incorporated into the Purchase Agreement.
PA 3219    SA-19    Page 2
BOEING PROPRIETARY

5.Effect on Purchase Agreement.
5.1     Table 5 Reference Clarifications.
5.1.1     The following references in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement to “Table 5(R1)” and Table 5(R2) is now deemed to refer to “Table 5(R3)”. Specifically, the locations of such references are (but may not be limited to) as follows:

Location of References*
Articles 1, 2, 3 (all sections), 4 (all sections), and Section 5.1 of the Basic Articles
Exhibit C(R1), Definitions of “Aircraft” and “Engine”
Section 1 of Supplemental Exhibit AE1
Section 1.4.1 of Letter Agreement 6-1162-CLO-1047R4 entitled “Reduced Advanced Payment Schedule”
Section 1 (definition of “Firm Aircraft”) and Attachment C(R4) of Letter Agreement 6-1162-TRW-0664R2 entitled “[****]”
Section 1.1 of LA 6-1162-TRW-0672R1 entitled “Promotional Support Agreement”
Sections 4a2, 6, and 9.2 of Letter Agreement 6-1162-TRW-0674R4 entitled “Business Considerations”
Section 1 of Letter Agreement AAL-PA-03219-1804779 entitled “[****]”
Section 1.2 of Letter Agreement AAL-PA-3219-LA1802492 entitled “Open Configuration Matters”
Section 1.3.1.1 of Letter Agreement AAL-1604503 entitled “787 Aircraft Business Matters”
Sections 6 and 7 of Supplemental Agreement No. 11
Supplemental Exhibit EE1

5.2    Table 7 Reference Clarifications.
4.2.1    The following references in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement to “Table 7” and “Table 7(R1)” is now deemed to refer to “Table 7(R2)”. Specifically, the locations of such references are (but may not be limited to) as follows:
PA 3219    SA-19    Page 3
BOEING PROPRIETARY

Location of References*
Articles 1, 2, 3 (all sections), 4 (all sections), and Section 5.1 of the Basic Articles
Exhibit C(R1), Definitions of “Aircraft” and “Engine”
Section 1 of Supplemental Exhibit AE1
Section 1.4.1 of Letter Agreement 6-1162-CLO-1047R4 entitled “[****]” (specifically the [****] listed on Table 7 will be included in the definition of [****])
Section 1 (definition of “Firm Aircraft”) of Letter Agreement 6-1162-TRW-0664R2 entitled “Aircraft Purchase Rights and Substitution Rights”
Section 1.1 of LA 6-1162-TRW-0672R1 entitled “Promotional Support Agreement”
Sections 4a.2, 6, and 9.2 of Letter Agreement 6-1162-TRW-0674R4 entitled “Business Considerations”
Section 1 of Letter Agreement AAL-PA-03219-1804779 entitled “[****]”
Section 1.2 of Letter Agreement AAL-PA-3219-LA1802492 entitled “Open Configuration Matters”
Sections 6 and 7 of Supplemental Agreement No. 11
Supplemental Exhibit EE1

    5.3    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.

Reference	Replacement Reference
Exhibit A(R3)	Exhibit A(R4)
Letter Agreement AAL-PA-03219-LA-1804779	Letter Agreement AAL-PA-03219-LA-1804779R1

5.4    Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

PA 3219    SA-19    Page 4
BOEING PROPRIETARY

6.[****].
[****].

The rest of this page is left intentionally blank.

PA 3219    SA-19    Page 5
BOEING PROPRIETARY

AGREED AND ACCEPTED

April 25, 2023
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	VP, Treasurer
Title	Title

PA 3219    SA-19    Page 6
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	SA-3
2.	Delivery Schedule	SA-3
3.	Price	SA-3
4.	Payment	SA-3
5.	Miscellaneous	SA-3
6.	Confidential Treatment

TABLE
~~1.~~	~~Aircraft Information Table – TRENT~~ WITHDRAWN	SA-2
1(R7)	787-9 Aircraft Information Table – GENX
2(R1)	787-8 Aircraft Information Table – GENX ([****] (12) 787-8 Aircraft)	SA-5
3(R1)	787-8 Aircraft Information Table – GENX ([****] Eight (8) 787-8 Aircraft, yielding Twenty (20) 787-8 Aircraft)	SA-5
4	WITHDRAWN	SA-6
5(R3)	2018 787-9 [****] Aircraft Information Table – GENX	SA-19

6R3	2018 787-8 [****] Aircraft Information Table- GENX	SA-18

7(R2)	2018 [****] 787-9 [****] Aircraft Information Table – GENX	SA-19

EXHIBIT
A(R3).	Aircraft Configuration for [****] Aircraft	SA-11
A2(R5)	Aircraft Configuration for [****] Aircraft	SA-12
B(R1).	Aircraft Delivery Requirements and Responsibilities	SA-3
C(R1).	Defined Terms	SA-3

SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1(R1).	Buyer Furnished Equipment Variables 787-9	SA-3
BFE2.	Buyer Furnished Equipment Variables 787-8	SA-3
CS1.	787 Customer Support Document
EE1.	[****]
~~EE1~~.	[****] WITHDRAWN	SA-2
EE2.	[****]	SA-4

P.A. No. 3219    SA-19
Table of Contents         Page 1
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

SLP1.	Service Life Policy Components
LETTER AGREEMENTS		SA NUMBER
3219-01	[****]
3219-02	Special Terms – Seats and In-Flight Entertainment
3219-04	[****]
3219-05R1	Spare Parts Commitments	SA-3
3219-06R1	Spare Parts Initial Provisioning	SA-3
~~3219-08R2~~	~~Open Configuration Matters~~ WITHDRAWN	SA-8
~~6-1162-AKP-071R1~~	[****] Terminated per AAL-PA-1977-LA-1105595
~~6-1162-AKP-072R2~~	[****] Terminated per AAL-PA-1977-LA-1105595
6-1162-AKP-073R1	Accident Claims and Litigation
~~6-1162-CLO-1031R1~~	[****] WITHDRAWN	SA-2 SA-3
~~6-1162-CLO-1032R1~~	[****] Terminated	SA-3
6-1162-CLO-1039	[****]
6-1162-CLO-1042	[****]
6-1162-CLO-1043R1	787 Inspection Process	SA-3
6-1162-CLO-1045R1	[****]	SA-2
~~6-1162-CLO-1046~~	~~SA-eE, COTS Software and End User License Matters~~ WITHDRAWN	SA-3
6-1162-CLO-1047R4	[****]	SA-11
~~6-1162-CLO-1048~~	~~Final Matters~~ WITHDRAWN	SA-2
6-1162-CLO-1049R2	CS1 Matters	SA-6
6-1162-TRW-0664R2	Aircraft Purchase Rights and Substitution Rights	SA-11
	~~Attachment A(R2) – MADP Exercise Dates~~ WITHDRAWN	SA-11
	~~Attachment B(R2) – QADP Exercise Dates~~ WITHDRAWN	SA-11
	~~Attachment C(R3) – MADP & QADP Rights Aircraft:  Description/Price Data~~ Attachment C(R4)	SA-11
AAL-PA-03219 121168-1F.txt BOEING PROPRIETARY                SA-19 Table 7(R2)
                    Page ii

TABLE OF CONTENTS, continued

	Attachment D – Form of Purchase Agreement Supplement	SA-11
	Attachment E – Letter Agreements To Be Included In Purchase Agreement Supplement	SA-6
~~6-1162-TRW-0665~~	[****] WITHDRAWN	SA-3
~~6-1162-TRW-0666~~	[****] WITHDRAWN	SA-3
6-1162-TRW-0667R3	[****]	SA-11
6-1162-TRW-0668R1	Special Matters Relating to COTS Software and End User License Agreements	SA-3
6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787 Aircraft	SA-3
~~6-1162-TRW-0671~~	[****] WITHDRAWN	SA-3
6-1162-TRW-0672R1	Promotional Support Agreement	SA-3
6-1162-TRW-0673R1	Confidentiality	SA-3
6-1162-TRW-0674R4	Business Considerations	SA-11
AAL-PA-3219-LA-08836R2	[****]	SA-11
AAL-PA-3219-LA-08837R1	[****]	SA-6
AAL-PA-3219-LA-08838	[****]	SA-3
AAL-LA-1106678	[****]	SA-3
AAL-PA-3219-LA-1302236R2	[****]	SA-13
AAL-PA-3219-LA-1604503R1	787 Business Matters	SA-8
AAL-PA-03219-LA-1701988	[****]	SA-10
AAL-PA-03219-LA-1804779R1	[****]	SA-19
AAL-PA-03219-LA-1802262R1	[****]	SA-12
AAL-PA-03219-LA-1802492 AAL-PA-3219-LA-2001170 AAL-PA-3219-2101557 AAL-LA-2100530 AAL-PA-3219-2300600 AAL-PA-03219-LA-2302901	Open Configuration Matters [****] [****] [****] [****] Special Matters- [****]	SA-11 SA-15 SA-16 SA-16 SA-18 SA-19

AAL-PA-03219 121168-1F.txt BOEING PROPRIETARY                SA-19 Table 7(R2)
                    Page iii

TABLE OF CONTENTS, continued

ATTACHMENTS
Attachment 1	Schedule for [****] of 787-9 MADP Rights	SA-11
Attachment 2	Schedule for [****] of 787-9 QADP Rights	SA-11
Attachment 3	787-9 Purchase Rights Aircraft [****] Delivery Schedule	SA-11
AAL-PA-03219 121168-1F.txt BOEING PROPRIETARY                SA-19 Table 7(R2)
                    Page iv

Table 5(R3) To
Purchase Agreement No. PA-03219
787-9 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	[****] pounds	Detail Specification:		[****]
Engine Model/Thrust:	GENX-1B74/75	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:	[****]	[****]
Optional Features:		$[****]		D019-E001-AAL89-1-{TBD]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]	Engine Escalation Data:
//Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE)// Estimate:		$[****]	Base Year Index (ECI):	[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]	Base Year Index (CPI):	[****]
Deposit per Aircraft:		$[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Adv Payment Base	[****] [****]	[****] [****]	[****] [****]	Total [****]
				Price Per A/P
[****]-2024	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03219 121168-1F.txt BOEING PROPRIETARY                SA-19 Table 7(R2)

Table 5(R3) To
Purchase Agreement No. PA-03219
787-9 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****] [****]	[****] [****]	[****] [****]	Total [****]
[****]-2025	2	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	2	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	2	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	2	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	2	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
Total:	25

Note: [****]

AAL-PA-03219 121168-1F.txt BOEING PROPRIETARY                SA-19 Table 7(R2)

Table 7(R2) To
Purchase Agreement No. PA-03219
[****] 787-9 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:		787-9	[****] pounds	Detail Specification:				[****]
Engine Model/Thrust:		GENX-1B74/75	[****] pounds	Airframe Price Base Year/Escalation Formula:			[****]	[****]
Airframe Price:			$[****]	Engine Price Base Year/Escalation Formula:			[****]	[****]
Optional Features:			$[****]
Sub-Total of Airframe and Features:			$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):			$[****]	Base Year Index (ECI):			[****]
Aircraft Basic Price (Excluding BFE/SPE):			$[****]	Base Year Index (CPI):			[****]
Buyer Furnished Equipment (BFE) Estimate:			$[****]	Engine Escalation Data:
//Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE)// Estimate:			$[****]	Base Year Index (ECI):			[****]
LIFT Seats Provided by Boeing (Estimate):			$[****]	Base Year Index (CPI):			[****]
Deposit per Aircraft:			$[****]

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Adv Payment Base	[****]	[****]	[****]	Total
Date	Aircraft	(Airframe)	(Engine)	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2023	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	2	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
Total:	5

Note: [****]
AAL-PA-03219 121168-1F.txt BOEING PROPRIETARY                SA-19 Table 7(R2)

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Exhibit A(R4) to Purchase Agreement Number 3219

P.A. No. 3219    SA-19    Exhibit A(R4)
BOEING PROPRIETARY

Exhibit A(R4)
AIRCRAFT CONFIGURATION
Dated as of the effective Date of SA-19
relating to

BOEING MODEL [****] AIRCRAFT

    The Detail Specification is Boeing Detail Specification [****] (the [****] due to the Detail Specification being [****], e.g., for the [****], the Detail Specification is number [****]). The Detail Specification provides [****] set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing 787 Airplane [****] by Customer, including the effects on [****], that are specified herein. [****]. The [****], except such [****].

P.A. No. 3219    SA-19    Exhibit A(R4), Page 1
BOEING PROPRIETARY

Option Number	Description	[****] Price Per A/C
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
P.A. No. 3219    SA-19    Exhibit A(R4), Page 1
BOEING PROPRIETARY

Option Number	Description	[****] Price Per A/C
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
P.A. No. 3219    SA-19    Exhibit A(R4), Page 2
BOEING PROPRIETARY

Option Number	Description	[****] Price Per A/C
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
P.A. No. 3219    SA-19    Exhibit A(R4), Page 3
BOEING PROPRIETARY

Option Number	Description	[****] Price Per A/C
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
P.A. No. 3219    SA-19    Exhibit A(R4), Page 4
BOEING PROPRIETARY

Option Number	Description	[****] Price Per A/C
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
P.A. No. 3219    SA-19    Exhibit A(R4), Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03219-LA-1804779R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Right to [****] Aircraft.
Subject to the terms and conditions contained in this Letter Agreement, in [****] to the Aircraft described in Table 1(R7), Table 5(R3) and Table 7(R2) to the Purchase Agreement as of the date of execution of this Letter Agreement, [****].
2.Delivery.
The number of initial [****] are listed in Attachment A to this Letter Agreement. No later than [****] in each calendar year as listed in Attachment A to this Letter Agreement, Boeing will provide written notice [****] in such calendar year. Such [****] will constitute an amendment to Attachment A.
3.[****].
3.1    Customer may [****] by giving written notice to Boeing [****] on or before the date that is the later of [****]. Upon the giving of such [****] referenced in such [****] shall be deemed an Aircraft for all purposes of the Purchase Agreement and an [****] for the purposes of this Letter Agreement.
3.2 If Boeing must [****], subject to Customer's agreement. Such [****]. If Boeing [****]. If within [****]. If the parties are [****]. Immediately upon the [****] to Customer by Boeing. When making any such [****].
4.[****].
Customer will have the [****], subject to the following terms:
AAL-PA-03219-LA-1804779R1                                SA-19
[****]    Page 1 of 10
BOEING PROPRIETARY

4.1The [****] are shown in Attachments A and B to this Letter Agreement are [****], subject to the provisions in Section 4.2 below.
4.2    For each of the [****] indicated in Attachment A to this Letter Agreement. Customer may [****]. By way of example, if an [****].
    4.2.1    Notwithstanding the foregoing, Customer may [****] in Attachment A to this Letter Agreement by giving Boeing written notice of such [****] in the event of any of the following: (i) an [****] in accordance with Section 3.2 above, (ii) such [****] in accordance with Section 3.2 above, or (iii) a [****], in accordance with Section 2 of Letter Agreement No. AAL-PA-03219-LA-1802262R1, entitled “[****]”.
4.2.2    If Customer provides Boeing with an [****]. If Boeing [****] as set forth on Attachment B to this Letter Agreement.
4.2.3    If Boeing is [****] set forth on Attachment B to this Letter Agreement, then Boeing shall [****]. If Customer [****].
4.2.4    [****] in accordance with Section 4.2.3 shall be [****] until the Limited Scope Supplemental Agreement is executed by the parties.
4.3 A [****] for the purposes of this Letter Agreement, and the terms applicable to [****], as follows:
4.3.1 Upon the [****] as set forth on Attachment B of this Letter Agreement; or
4.3.2 Upon Customer’s [****] as set forth on Attachment B of this Letter Agreement and [****].
4.4 For avoidance of doubt, all [****].
5.[****].
5.1Subject to the provisions of Section 5.2, below, the [****] shown in Attachment A to this Letter Agreement.
5.2Boeing [****] pursuant to the provisions of Section 5.1 at [****] to Customer.
6.[****].
6.1The [****] are identified in Attachment A to this Letter Agreement. The [****] are identified in Attachment B to this Letter Agreement.
6.2The [****] in accordance with the terms set forth in [****] as such provisions have been applied to the [****].
AAL-PA-03219-LA-1804779R1, Attach A, [****], 121168-1F.txt SA-19                Page 2
BOEING PROPRIETARY

6.3At the time of execution of each Limited Scope Supplemental Agreement, the [****] in accordance with the terms of the Purchase Agreement.
6.4.    [****]. Boeing will [****] to Customer:
6.4.1    [****]. Boeing will [****] to Customer at the [****]. The [****] is:
[****]        [****]
[****]    [****]
Each such [****] in accordance with the provisions of the [****] as such provisions have been applied to the [****].
6.4.2    [****]. Boeing will [****] to Customer at the [****]. The [****] in accordance with the provisions of the [****] as such provisions have been applied to the [****]. Such [****].
6.4.3    [****]. Boeing will [****] to Customer at the [****]. The [****] in accordance with the provisions of the [****] as such provisions have been applied to the [****]. Such [****].
6.4.4 [****]. In recognition of Customer [****] per this Letter Agreement, Boeing will [****] to Customer up to [****]. The [****] in accordance with the provisions of the [****] as such provisions have been applied to the [****]. Except as set forth below in this Section 6.4.4, the [****]. Each [****].
6.4.4.1  If (i) Customer [****] or (ii) the [****].  The [****] in accordance with the provisions of the [****] Letter Agreement, as such provisions have been applied to the [****].  The [****]; provided that:
(i) if the [****];
(ii) if the [****];
(iii) if the [****];
(iv) if the [****].
Such [****].
    6.4.5.    [****]. Boeing will [****] to Customer at the [****]. The [****] in accordance with the provisions of the [****] as such provisions have been applied to the [****]. Such [****].
AAL-PA-03219-LA-1804779R1, Attach A, [****], 121168-1F.txt SA-19                Page 3
BOEING PROPRIETARY

7.[****].
7.1Customer will [****], on the date of execution of this Letter Agreement. If Customer [****]. If Customer [****].
7.2Customer shall [****]. For the avoidance of doubt, there shall be no [****].
7.3Notwithstanding the [****], the [****]. Upon execution of SA-11, [****].

7.4    Upon execution of a Limited Scope Supplemental Agreement [****] as specified in Section 1.4.2 of Letter Agreement 6-1162-CLO-1047R4, entitled “[****]” of the Purchase Agreement. The remainder of the [****] in accordance with the provisions of the Purchase Agreement. For the avoidance of doubt, [****] until the applicable Limited Scope Supplemental Agreement has been entered into by the parties.
8.[****].
Upon Customer’s [****], Boeing and Customer will enter into a Supplemental Agreement with respect to each [****], the scope and purpose of which shall be limited to [****] into the Purchase Agreement as an [****] (Limited Scope Supplemental Agreement). The Limited Scope Supplemental Agreement will incorporate the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement (including, but not limited to, modifications to Attachment A to this Letter Agreement to reflect the addition of new [****] and modifications to Attachment A to Letter Agreement AAL-PA-03219-LA-1802262 entitled “[****]” to reflect the addition of the new Aircraft).
9.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.

AAL-PA-03219-LA-1804779R1, Attach A, [****], 121168-1F.txt SA-19                Page 4
BOEING PROPRIETARY

10. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”, either party may disclose the information contained herein without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority.
Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact
ACCEPTED AND AGREED TO this

Date:	April 25, 2023

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP, Treasurer

AAL-PA-03219-LA-1804779R1, Attach A, [****], 121168-1F.txt SA-19                Page 5
BOEING PROPRIETARY

Attachment A to
Letter Agreement No. AAL-0319-LA-1804779R1
[****] Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	[****] pounds	Detail Specification:	[****]
Engine Model/Thrust:	GENX-1B74/75	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:	[****]	[****]
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]	Engine Escalation Data:
//Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE)// Estimate:		$[****]	Base Year Index (ECI):	[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]	Base Year Index (CPI):	[****]
Deposit per Aircraft:		$[****]

		Escalation	Escalation	[****]	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Aircraft Scheduled	Adv Payment Base	[****]	[****]	[****]	Total
Date	Aircraft	(Airframe)	(Engine)	Delivery Quarter	Price Per A/P	[****]	[****]	[****]	[****]
[****] 2026	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2026	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2026	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2026	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2026	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2026	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03219-LA-1804779R1, Attach A, [****], 121168-1F.txt SA-19                Page 1
BOEING PROPRIETARY

Attachment A to
Letter Agreement No. AAL-0319-LA-1804779R1
[****] Delivery, Description, Price and Advance Payments

		Escalation	Escalation	[****]	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Aircraft Scheduled	Adv Payment Base	[****]	[****]	[****]	Total
Date	Aircraft	(Airframe)	(Engine)	Delivery Quarter	Price Per A/P	[****]	[****]	[****]	[****]
[****] 2026	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2026	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2026	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2026	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2027	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2027	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2027	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2027	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
Total:	14

[****]
Note: [****]
AAL-PA-03219-LA-1804779R1, Attach A, [****], 121168-1F.txt SA-19                Page 2
BOEING PROPRIETARY

Attachment B to
Letter Agreement No. AAL-0319-LA-1804779R1
[****] Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	[****] pounds	Detail Specification:	[****]
Engine Model/Thrust:	GENX-1B74/75	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:	[****]	[****]
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]	Engine Escalation Data:
//Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE)// Estimate:		$[****]	Base Year Index (ECI):	[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]	Base Year Index (CPI):	[****]
Deposit per Aircraft:		$[****]

		Escalation	Escalation	[****]	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Aircraft Scheduled	Adv Payment Base	[****]	[****]	[****]	Total
Date	Aircraft	(Airframe)	(Engine)	Delivery Quarter	Price Per A/P	[****]	[****]	[****]	[****]
[****] 2027	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2027	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2027	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2027	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2027	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2027	1	[****]	[****]	[****] 2027	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03219-LA-1804779R1, Attach B, [****], 121168-1F.txt SA-19                Page 1
BOEING PROPRIETARY

Attachment B to
Letter Agreement No. AAL-0319-LA-1804779R1
[****] Delivery, Description, Price and Advance Payments

		Escalation	Escalation	[****]	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Aircraft Scheduled	Adv Payment Base	[****]	[****]	[****]	Total
Date	Aircraft	(Airframe)	(Engine)	Delivery Quarter	Price Per A/P	[****]	[****]	[****]	[****]
[****] 2028	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2028	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2028	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2028	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2028	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2028	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2028	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
[****] 2028	1	[****]	[****]	[****] 2028	$[****]	$[****]	$[****]	$[****]	$[****]
Total:	14

[****]
Note: [****]

AAL-PA-03219-LA-1804779R1, Attach B, [****], 121168-1F.txt SA-19                Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207
AAL-PA-03219-LA-2302901
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    Special Matters – [****]

Reference:    Purchase Agreement No. 03219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.         [****].
At the [****].
2.    [****].
Each [****] in accordance with the provisions of the [****] as such provisions have been applied to the [****]. The [****].
3.    Assignment.
Notwithstanding any other provision of the Purchase Agreement except for the AGTA Assignment Provisions (as defined in Section 1 of Letter Agreement AAL-LA-1106678 entitled “Assignment Matter”), the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
4.    Confidential Treatment.
Customer and Boeing understand that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement Letter shall be subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality.
AAL-PA-03219-LA-2302901     SA-19
[****]     Page 1
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	April 25, 2023

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	VP, Treasurer	Title:	Attorney-In-Fact

AAL-PA-03219-LA-2302901     SA-19
[****]     Page 2
BOEING PROPRIETARY